                         NOTICE OF GUARANTEED DELIVERY
                   OF DEPOSITARY SHARES (CUSIP 345370 40 7),
  EACH REPRESENTING 1/2,000 OF A SHARE OF SERIES B CUMULATIVE PREFERRED STOCK
                             OF FORD MOTOR COMPANY

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) depositary receipts for Depositary Shares (the "Depositary Shares"), each representing 1/2,000 of a share of Series B Cumulative Preferred Stock of Ford Motor Company (the "Company") cannot be delivered to the Depositary by the Expiration Date (as defined in the Company's Offer to Purchase dated January 22, 1998 (the "Offer to Purchase")), (ii) the procedure for book-entry transfer of Depositary Shares (as set forth in the Offer to Purchase) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Depositary prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by facsimile transmission, overnight courier, mail or hand delivery to the Depositary. See
Section 5 of the Offer to Purchase.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

          BY FACSIMILE TRANSMISSION: (for Eligible Institutions only)

                        (201) 222-4720 or (201) 222-4721

                  Confirm Receipt by Telephone: (201) 222-4707

        BY OVERNIGHT COURIER:                          BY MAIL:                                BY HAND:
         Tenders & Exchanges                     Tenders & Exchanges                     Tenders & Exchanges
              Suite 4680                              Suite 4660                   c/o The Depository Trust Company
      14 Wall Street, 8th Floor                     P.O. Box 2569                      55 Water Street, DTC TAD
          New York, NY 10005                  Jersey City, NJ 07303-2569           Vietnam Veterans Memorial Plaza
                                                                                          New York, NY 10041

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which are hereby acknowledged, the number of Depositary Shares specified below, pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase.

                                                         SIGN HERE

Number of Depositary Shares tendered: ..........................................
 ................................................................................
Depositary Receipt Nos. (if available):

 ................................................................................
 ................................................................................
If Depositary Shares will be tendered by
book-entry transfer through DTC:
Name of Tendering Institution: .................................................
 ................................................................................

DTC Account No.:
 ................................................................................
X ..............................................................................

X ..............................................................................
                                 (Signature(s))
 ................................................................................
                            (Name(s)) (Please Print)
 ................................................................................
                                   (Address)
 ................................................................................
                                   (Zip Code)
 ................................................................................
                         (Area Code and Telephone No.)

                   [Also complete guarantee on reverse side.]

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED.

                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), guarantees (a) that the above named person(s) "own(s)" the Depositary Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Depositary Shares complies with Rule 14e-4 and (c) to deliver to the Depositary either the depositary receipts representing the Depositary Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of the Depositary Shares tendered hereby into the account of the Depositary at The Depository Trust Company, in any case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees (or an Agent's Message (as defined in the Offer to Purchase)) and any other required documents within three New York Stock Exchange ("NYSE") trading days after the Expiration Date. A NYSE trading day is any day on which the NYSE is open for business.

                                          ......................................
                                                      (Name of Firm)

                                          ......................................
                                                  (Authorized Signature)

                                          ......................................
                                                          (Name)

                                          ......................................
                                                        (Address)

                                          ......................................
                                                        (Zip Code)

Dated: ........................           ......................................
                                              (Area Code and Telephone No.)

    DO NOT SEND DEPOSITARY RECEIPTS WITH THIS FORM. YOUR DEPOSITARY RECEIPTS
                  MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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